Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)

Neuberger Berman Global Allocation Fund
Class A, Class C, Institutional Class and Class R6
Neuberger Berman Multi-Asset Income Fund
Class A, Class C, Institutional Class and Class R6
Neuberger Berman Risk Balanced Commodity Strategy Fund
Class A, Class C and Institutional Class

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information, each dated February 28, 2017, as amended and supplemented

This supplement describes important changes affecting Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund (collectively, the “Funds”).  If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC (“NBIA”) at 877-628-2583.

Wai Lee, a portfolio manager of the Funds, will cease his portfolio management responsibilities on or about December 1, 2017.  Effective on that date, all references to Mr. Lee in the Funds’ prospectuses, summary prospectuses and statements of additional information are removed.

Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund will continue to be managed by Erik Knutzen, Bradley Tank and Ajay Jain.

Neuberger Berman Risk Balanced Commodity Strategy Fund will continue to be managed by Hakan Kaya, Thomas Sontag and David Yi Wan.

The date of this supplement is September 20, 2017.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com